PURCHASE AGREEMENT NUMBER 3219

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 787-923 Aircraft

BOEING PROPRIETARY

TABLE OF CONTENTS

                                                                                                               SA
ARTICLES                                                                                                                     NUMBER

1.              Quantity, Model and Description

2.              Delivery Schedule

3.              Price

4.              Payment

5.              Miscellaneous

6.              Confidential Treatment

TABLE

1.              Aircraft Information Table – TRENT
1.              Aircraft Information Table - GENX

EXHIBIT

A.              Aircraft Configuration

B.              Aircraft Delivery Requirements and Responsibilities

C.              Defined Terms

SUPPLEMENTAL EXHIBITS

AE1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BFE1.                      Buyer Furnished Equipment Variables

CS1.                      787 Customer Support Document

EE1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EE1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SLP1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3219                                                                i
BOEING PROPRIETARY

LETTER AGREEMENTS

3219-01	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3219-02                                           Special Terms – Seats and In-Flight Entertainment
3219-04	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3219-05                                           Spare Parts Commitments
3219-06                                           Spare Parts Initial Provisioning
3219-08                                           Open Configuration Matters

6-1162-AKP-071R1                                           Purchase Obligations
6-1162-AKP-072R2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-AKP-073R1                                           Accident Claims and Litigation
6-1162-CLO-1031	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1032	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1039	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1043                                           787 Inspection Process
6-1162-CLO-1042	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1045	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1046	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1047	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1048                                           Final Matters
6-1162-CLO-1049                                           CSI Matters
6-1162-TRW-0664                                           Aircraft Purchase Rights and Substitution Rights
6-1162-TRW-0665	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0666	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0667	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0668	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0670                                           Miscellaneous Commitments for Model 787 Aircraft
6-1162-TRW-0671	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0672	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0673                                           Confidentiality
6-1162-TRW-0674                                           Business Considerations

P.A. No. 3219                                                               ii
BOEING PROPRIETARY

Purchase Agreement No. 3219

between

The Boeing Company

and

American Airlines, Inc.

______________________________

                      This Purchase Agreement No. 3219 dated as of __________between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to the purchase and sale of Model 787-923 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and, solely for purposes of the sale by Boeing and purchase by Customer of Model 787 aircraft, amends the terms and conditions of the Aircraft General Terms Agreement dated as of October 31, 1997 between the parties, identified as AGTA-AAL (AGTA).

Article 1.                      Quantity, Model, and Description.

The aircraft to be delivered to Customer will be designated as Model 787-923 aircraft (the Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement.

Article 2.                      Delivery Schedule.

The Scheduled Delivery Months of the Aircraft are as listed in the attached Table 1. Exhibit B describes certain requirements and responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.                      Price.

3.1           Aircraft Basic Price.  The Aircraft Basic Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]for each Aircraft is listed in Table 1.

P.A. No. 3219

3.2           The Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Table 1.

3.3           Aircraft and Advance Payment Price Components.[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Article 4.                      Payment.

                      4.1           Deposit.                      Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2           Advance Payments.                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3           Advance Payments Due.                                                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4           Payment of Balance.                                                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Article 5.                      Miscellaneous.

5.1           Aircraft Information Table.  Table 1 contains and consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.

5.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3           BFE Variables.  Supplemental Exhibit BFE1 to this Purchase Agreement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.4           Customer Support Variables.  Information, training, support, materials, data, protections, goods and services furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1 (hereinafter referred to as “Entitlements”). Solely for purposes of the Aircraft, Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.5           Engine Escalation Variables.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.6           Service Life Policy Component Variables.  Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.7           Public Announcement.  Boeing may make a public announcement regarding Customer's purchase of the Aircraft only upon prior written approval of Boeing's press release by Customer. Customer may make such an announcement at its sole discretion.

5.8           Negotiated Agreement; Entire Agreement.  This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

5.9           Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement or elsewhere in this Purchase Agreement.

Article 6.                      Confidential Treatment.

Customer and Boeing understand and agree that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer and Boeing agree to limit the disclosure of its contents to employees of Customer and Boeing with a need to know the contents for purposes of helping Customer and Boeing perform their obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party hereto.

DATED AS OF _______________________

AMERICAN AIRLINES, INC. BY _______________________ ITS _______________________	THE BOEING COMPANY BY _______________________ ITS _______________________

P.A. No. 3219